Net Income Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Net Income Per Share

Note 5: Net Income Per Share

Basic net income per common share is computed by dividing the net income available to common stockholders by the weighted-average number of common shares outstanding. Diluted net income per share is calculated similarly to basic per share amounts, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

For periods presented in which there is a net loss, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive. Below is a reconciliation of the fully dilutive securities effect for the years ended December 31, 2020 and 2019 (in thousands, except per share data):

	2020	2019
Net income attributable to common stockholders	$2,861	$891

Weighted average basic shares outstanding	13,576	13,415
Dilutive effect of stock options and restricted stock	2,046	1,926
Weighted average shares for diluted earnings per share	15,622	15,341

Basic income per share	$0.21	$0.07
Diluted income per share	$0.18	$0.06